Exhibit 10.5

AMENDMENT TO LOAN AGREEMENT

This AMENDMENT TO LOAN AGREEMENT, dated as of June 14, 2024 (this “Amendment”) is entered into by and among Falcon’s Beyond Global, LLC, a Delaware limited liability company (the “Borrower”), and Katmandu Ventures, LLC, a Florida limited liability company (the “Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.

RECITALS

WHEREAS, the Borrower and Lender entered into that certain Loan Agreement, dated March 28, 2024; and,

WHEREAS, the Borrower has requested that the Lender make certain amendments to the Loan Agreement and Lender has agreed to make such amendments, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments to the Loan Agreement. Effective as of the date hereof, subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein, the Loan Agreement is hereby amended as follows:

(a) Section 1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c) Interest. The interest on the Loan shall accrue at 8.875% per annum from and after the Funding Date and shall be calculated on the basis of the actual number of days elapsed and a year of 360 days. The interest shall be due and payable (i) according to the Schedule A attached hereto and (ii) after the Maturity Date, on demand.”

(b) Schedule A is hereby amended and restated in its entirety as attached to this Amendment.

The Amendments to the Loan Agreement are limited to the extent specifically set forth in this Amendment and no other terms, covenants or provisions of the Loan Agreement are intended to be affected hereby.

2. Acknowledgement and Confirmation. Borrower hereby (a) consents to this Amendment and agrees that this Amendment shall not limit or diminish the obligations of Borrower under, or release Borrower from any obligations under the Loan Agreement (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligation under the Loan Agreement (as amended pursuant to this Amendment), (c) agrees that the Loan Agreement (as

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first written above.

FALCON’S BEYOND GLOBAL, LLC as the Borrower

By:	/s/ Cecil D. Magpuri
Name:	Cecil D. Magpuri
Title:	Chief Executive Officer

[Signature Page to AMENDMENT TO Loan Agreement]

KATMANDU VENTURES, LLC, as the Lender

By:	/s/ Jill Markey
Name:	Jill Markey
Title:	Manager

[Signature Page to AMENDMENT TO Loan Agreement]

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